Lehman Brothers
2008 CEO Energy/Power Conference
New York

September 4, 2008

Forward-Looking Statements

Agenda
  Southern Union Company Overview
  Creating Shareholder Value
  Segment Information & Growth Drivers
  2008 Financial Outlook
  Conclusion
  Appendix
Southern Union Company Overview

Southern Union Transformation

High Quality Assets

Business Segments

Transportation & Storage
  Vast pipeline network with access to diverse supply sources and growing markets
  Approximately 15,000 miles of interstate pipelines with transportation capacity of 7.8 Bcf/d
  North America’s largest liquefied natural gas (LNG) import terminal with peak send out of 2.1 Bcf/d and storage of 9 Bcf
  Interests in approximately 100 Bcf of storage
Gathering & Processing
  Extensive system in the prolific Permian Basin
  Approximately 4,800 miles of pipelines
  Five processing plants (four active) with a capacity of 470 MMcf/d
  Eight treating plants (five active) with a capacity of 765 MMcf/d
Distribution & Other
  Distribution serves approximately 550,000 customers in Missouri and Massachusetts
  PEI Power owns interests in and operates 70 MW of “green energy” focused generating assets which supply electricity into the PJM Grid
Creating Shareholder Value

Value Creation
Value creation will come from:
–	Organic growth projects
Strategic initiatives
Prudent financial management

Organic Growth Projects
Vast pipeline network with access to multiple supply sources and diverse markets will help fuel organic growth
Analyze trends in the natural gas industry to identify opportunities
Recent open seasons:
FGT Phase VIII expansion
FGT Pascagoula lateral to serve GulfLNG Energy, LLC import terminal
Longville – Henry Hub expansion on Trunkline Gas
Southern Union Gas Services is well positioned to capture potential opportunities resulting from the development of the West Texas Barnett Shale and strong drilling throughout its system

Strategic Initiatives
Evaluate and pursue market opportunities
–	Strategic acquisitions
–	Partnership or joint venture opportunities
Continue to evaluate market conditions for creating an MLP for gathering and processing assets

Prudent Financial Management
Preservation of investment grade ratings is important for:
–	Lower financing costs/eliminates collateral requirements
–	Improves rate making and regulatory relationships
Free cash flow may be used for:
–	Organic growth projects
–	Share repurchases
–	Increased dividends
–	Debt repayment
Actively manage operating expenses

Transportation & Storage

Transportation & Storage Assets

T&S Growth Drivers

Trunkline Field Zone Expansion

Trunkline LNG: Infrastructure Enhancement Project

FGT Phase VIII Expansion

FGT Phase VIII Expansion Timeline

FGT Pascagoula Lateral

Gathering & Processing

Map of Operations

SUGS Overview
Located in prolific, long-lived Permian Basin
Approximately 4,800 miles of gas and liquids pipelines covering 16 counties in West Texas/Southeast New Mexico
Two fully-integrated midstream systems connected via high-pressure pipeline network
– North System: Jal and Keystone
– South System: Coyanosa, Mi Vida, Tippett and Grey Ranch
– Integration: 24-inch high-pressure pipeline
Four active cryogenic plants and five active treating plants
Attractive downstream markets
– Residue: California, Mid-Con, Texas
– NGLs: Mont Belvieu
Attractive contract mix – 96% + POP / Fee-based

North System
Consists of the Jal and Keystone Systems
–	Large diameter predominately low pressure pipelines
–	Wellhead volume of 250,000 MMBtu/d of 5.0 GPM sour gas
–	220 MMcf/d cryogenic plant capacity
–	23,000 bbls/d NGL production
–	40 tons/d sulfur plant capacity
–	Recent compression and high pressure pipeline upgrades
–	Completion of sour gas 16-inch transfer line in June 2007

South System
Consists of the Mi Vida, Coyanosa and Tippett Systems
– High pressure integrated sweet and sour gas gathering system
– Wellhead volume 330,000 MMBtu/d
– 190 MMcf/d cryogenic processing capacity
– Plant inlet of 175 MMcf/d of 3.5 GPM gas producing 11,200 bbls/d of NGLs
– 370 MMcf/d treating capacity with 115 MMcf/d current throughput
Grey Ranch System
– High CO2 gathering and treating system
– Earn fixed fee for removing CO2 volumes
– 87 MMcf/d current throughput
– Expect significant volume growth

High Pressure Transfer System

Diversified, Active Producer Portfolio

Gas Supply – Contract Risk Mitigation
Substantially eliminated true keep whole exposure
Changed gas pricing mechanism – First of Month to Gas Daily
– Matches daily priced gas to daily priced NGL’s
– Mitigates risk from daily volume swings
Producer indemnifications negotiated on many capital intensive projects

Key Assumptions for 2008
  Positive processing spread environment allows conversion of equity into mostly natural gas liquids
  Equity volumes average 40,000 to 45,000 MMBtu/d (converted from NGL gallons to BTUs)
  Normalized FF&U levels
  Incorporates current hedging program
Hedged Positions
  SUGS expects equity volumes for 2008 to be approximately 40,000 to 45,000 MMBtu/d of NGLs
  Through a combination of swaps and put options on natural gas and NGL processing spreads, SUGS has a net effective price on 30,000 MMBtu/d of $15.02 for the balance of 2008
  SUGS entered into an additional processing spread swap(1) on 10,000 MMBtu/d at $7.10 for 2008
  For 2009, SUGS has a net effective price on 20,000 MMBtu/d at $16.40
  For 2009, SUGS entered into an additional processing spread swap(1)  on 10,000 MMBtu/d at $8.37
(1) The processing spread swaps must be added to the physical natural gas price to arrive at the net price for the physical product.

G&P Growth Drivers

Growth Drivers
  Aggressively pursue new business
  Operating & maintenance expense management
  Invest capital throughout the system to ensure efficiency
  Exploit competitive advantages
SUGS Growth Projects
Deep Atoka Gas Development – Loving, Winkler and Ward Counties, Texas
§	Production peaked in 2007 at approximately 350MM/d
§	Anadarko and Chesapeake continue active drilling program
§	Initial per well delivery rates up to 40MMcf/d per well
Eunice Area Expansion Projects – Lea County, New Mexico
§	Treating expansion project with acid gas injection well to be complete in 2008
§	Expect to connect additional growth volumes from Apache, Range, Bass and other active producers in 2008 and 2009
§	High margin, rich, sour, low pressure gas
Grey Ranch Treating Expansion – Pecos County, Texas
•	Expand capacity from 90 MMcf/d to 180 MMcf/d
•	Partner drilling program adding significant volumes of 70% CO2 gas supporting expansion
•	Estimated completion by year end 2008
West Texas Barnett Shale – Culberson, Reeves, Pecos & Jeff Davis Counties, TX
§	Over 2 MM acres have been leased in the area with little infrastructure for gas or NGLs
§	Over 80 evaluation wells have been drilled, are drilling or are permitted in the trend
§	Chesapeake is the largest player in the area and has “Cracked the Code” on completing these wells
§	Recent completions approaching 5MM/d per well

Distribution & Other

Missouri Gas Energy
Missouri Gas Energy is a local distribution company serving central and western Missouri
•	Provides natural gas to over 500,000 customers
•	Nearly 13,000 miles of main and service lines
•	MGE received a $27.2MM annual revenue increase in 2007
–	MGE received a straight fixed-variable rate design for its residential customer class that mitigates weather and conservation impact on margin
–	New rates were effective April 3, 2007

New England Gas Company
New England Gas Company is a local distribution
company serving North Attleboro and Fall River, MA

•  Provides natural gas to 50,000 customers
•  Nearly 2,000 miles of main and service lines
•  NEGCO received a $4.6MM annual revenue increase in 2007
–	Settlement includes mechanisms to recover gas-cost related uncollectible expense, pension costs and other postretirement benefit costs
–	New rates phased in over eight-month period beginning August 1, 2007
•	NEGCO recently filed a rate increase request for $5.6 million. New rates are expected to be in place by 2/1/2009.

2008 Outlook

Guidance and EBITDA Outlook
2008 earnings guidance
–	SUG’s earnings guidance range is $1.80 to $1.90 per share
–	Guidance range is driven by:
ü	Commodity price impact on unhedged gathering & processing volumes and operating efficiency
ü	Operating and maintenance expense containment
ü	Timing and amount of capital spending program
Expect significant EBITDA growth beginning in 2Q 2009 from Trunkline Infrastructure Enhancement Project; $60MM to $65MM on an annualized basis

Pro forma EBITDA Guidance ($000,000s)

2008 Capital Expenditure Guidance ($000,000s)

2008 EBITDA by Segment
  EBITDA from regulated assets accounts for approximately 80% of total providing stability to earnings and cash flows
  EBITDA from SUGS is only 20% of total
  SUGS actively manages its commodity exposure through hedging instruments
Conclusion

Summary
Compelling vision and clear strategic plan going forward
–	Strategic transformation and value creation achieved
–	Organic growth projects with clear visibility towards earnings growth and value creation
–	Balance preservation of investment grade credit ratings and return of capital to shareholders

Appendix

Company Facts

Reg. G Reconciliation